John Hancock Investment Trust

John Hancock Global Opportunities Fund

Supplement dated March 13, 2015 to the current Prospectuses, as may be supplemented to date

On March 12, 2015, the Board of Trustees of John Hancock Investment Trust, of which John Hancock Global Opportunities Fund (“Global Opportunities Fund”) is a series, voted to recommend that the shareholders of Global Opportunities Fund approve a reorganization, that is expected to be tax-free, of Global Opportunities Fund into John Hancock Global Equity Fund (“Global Equity Fund”), a series of John Hancock Funds II, as described below (the “Reorganization”).

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about July 15, 2015, Global Opportunities Fund would transfer all of its assets to Global Equity Fund in exchange for corresponding shares of Global Equity Fund. Global Equity Fund would also assume substantially all of Global Opportunities Fund’s liabilities. The corresponding shares of Global Equity Fund would then be distributed to Global Opportunities Fund’s shareholders, and Global Opportunities Fund would be terminated. If approved by Global Opportunities Fund’s shareholders, the Reorganization is expected to occur as of the close of business on or about July 24, 2015 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to Global Opportunities Fund’s shareholders in April, 2015.

Global Opportunities Fund will not accept orders from new investors to purchase shares of Global Opportunities Fund effective as of the close of business on April 20, 2015. Global Opportunities Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Global Opportunities Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.